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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 3 to the Registration Statement on Form S-3 of our reports dated April 16, 2002 relating to the consolidated financial statements and financial statement schedules, which appear in CSK Auto Corporation's Annual Report on Form 10-K/A for the year ended February 3, 2002. We also consent to the references to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP


Phoenix, Arizona


May 10, 2002